                                                                   Exhibit 32(a)

                        CERTIFICATION OF PERIODIC REPORT
                         RULE 1350 CERTIFICATIONS OF CEO
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                      As Codefied at 18 U.S.C. Section 1350


I, the undersigned J. Kenneth Glass, President and Chief Executive Officer of First Horizon National Corporation ("Corporation"), hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, as follows:

1. The Corporation's Annual Report on Form 10-K for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


Dated:  March 11, 2005



                                        /s/ J. Kenneth Glass
                                        -------------------------------------
                                        J. Kenneth Glass
                                        Chairman of the Board, President
                                        and Chief Executive Officer